UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    March 23, 2021
Commission File Number 0-17795

CIRRUS LOGIC, INC.
(Exact name of Registrant as specified in its charter)

Delaware	77-0024818
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification No.)

800 W. 6th Street	Austin,	TX		78701
(Address of Principal Executive Offices)				(Zip Code)

Registrant’s telephone number, including area code:			(512)	851-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol	Name
Common stock, $0.001 par value	CRUS	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Upon recommendation of the Governance and Nominating Committee, the Board of Directors of the Company (the “Board”) approved an amendment and restatement of the Company’s bylaws (“Bylaws”) effective March 23, 2021 to:

•clarify that the annual meeting will be held each year on a date and time designated by the Board, and remove the default designation of July 30 at 3 p.m.;
•clarify that beneficial stockholders on whose behalf a stockholder of record is making nominations or submitting other proposals as permitted by the Bylaws must be the beneficial owner of stock of the Company both at the time of giving notice provided for in the Bylaws and at the time of the annual or special meeting;
•simplify the advance notice Bylaw provisions for stockholders where the Board expands the number of directors to be elected at an annual meeting without a public announcement at least 100 days prior to the first anniversary of the prior year’s annual meeting;
•clarify that the vote of the “holders of a majority of the shares of stock having voting power present in person or represented by proxy and entitled to vote on such matter” represents the general stockholder voting standard (other than with respect to director elections) at a stockholder meeting;
•include a provision that, in non-binding advisory matters with more than two possible vote choices, the affirmative vote of a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter shall be the recommendation of the stockholders;
•clarify that the Board may appoint the chair of the Board as either an officer position or solely as a Board position;
•delete the provision relating to the ability of the Company to lend money or guarantee obligations of officers and directors;
•include a provision that the Board may determine the fiscal year of the Company from time to time;
•make a number of other changes to update and modernize the Bylaws, including allowing for the Board to authorize stockholder meetings to be held solely by remote communication and the attendance at stockholder meetings by remote communication, simplifying the requirements related to physical stock certificates, deleting the provisions related to partly paid shares, and certain other revisions to conform particular provisions to the Delaware General Corporation Law and other applicable law.

The foregoing does not constitute a complete summary of the amendments to the Company's restated Bylaws and is qualified in its entirety by reference to the complete text of the restated Bylaws, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit            Description

Exhibit 3.1        Amended and Restated Bylaws of Cirrus Logic, Inc.
Exhibit 104        Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIRRUS LOGIC, INC.

Date:	March 26, 2021	By:	/s/ Gregory S. Thomas
			Name:	Gregory S. Thomas
			Title:	Senior Vice President, General Counsel, Corporate Secretary

EXHIBIT INDEX

Exhibit No. Description

3.1 Amended and Restated Bylaws of Cirrus Logic, Inc.
104 Cover Page Interactive Data File (formatted as Inline XBRL)

_______________________________________________________________________

Exhibit 3.1
Exhibit 104